EXHIBIT 10
SCHEDULE OF TRANSACTIONS

The following table sets forth all transactions in the Common Shares effected by the Reporting Persons since the filing of Amendment No. 3 on November 22, 2024. All such transactions were effected in the open market through a broker.

Reporting Person	Title of Security	Date of Transaction	Nature of Transaction	Quantity	Price
GEM II	Common Shares	12/02/2024	Sell	25,878	$20.7519(1)
GEM II	Common Shares	12/03/2024	Sell	41,742	$20.3078(2)
GEM II	Common Shares	12/04/2024	Sell	82,572	$20.1966(3)
GEM II	Common Shares	12/05/2024	Sell	7,073	$20.1019(4)

(1) This transaction was executed in multiple trades at prices ranging from $20.63 to $20.88, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of Common Shares sold at each separate price within the range set forth herein.

(2) This transaction was executed in multiple trades at prices ranging from $20.10 to $20.494, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of Common Shares sold at each separate price within the range set forth herein.

(3) This transaction was executed in multiple trades at prices ranging from $20.101 to $20.30, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of Common Shares sold at each separate price within the range set forth herein.

(4) This transaction was executed in multiple trades at prices ranging from $20.094 to $20.1461, inclusive. The price reported above reflects the weighted average sale price. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of Common Shares sold at each separate price within the range set forth herein.